SUPPLEMENT TO THE PROSPECTUS OF
                         EVERGREEN DOMESTIC GROWTH FUNDS



I.       Evergreen Strategic Growth Fund

         Effective July 1, 2000, the Fund will change its name to Evergreen Large Company Growth Fund.

         Evergreen Stock Selector Fund
         Evergreen Tax Strategic Equity Fund

         Effective July 24, 2000, the section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

         William E. Zieff joined First Capital Group (FCG) in January 2000 as Managing Director of Global Structured Products. Mr. Zieff's previous experience includes Managing Director and co-Chief Investment Officer of the Global Asset Allocation group at Putnam Investments, Inc. from November 1996 to December 1998. From October 1992 until November 1996, Mr. Zieff was portfolio manager and head of Asset Allocation at Grantham, Mayo Van Otterloo & Co. LLC.

June 30, 2000


II.      Evergreen Stock Selector Fund

         Effective October 13, 2000, page 18 of the prospectus under "FUND FACTS" is revised to state:

         Dividend Payment Schedule:
         o      Quarterly

October 13, 2000


III.     Evergreen Fund

         Effective January 1, 2001, Evergreen Domestic Growth Funds prospectus is revised and supplemented as follows:

         The tables under the section entitled "EXPENSES" for the Evergreen Fund have been restated to reflect a change in the advisory fees. Management Fees, Other Expenses, Total Fund Operating Expenses and Example of Fund Expenses will now be as follows:

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)+

                                                         Total
                Management                   Other       Fund
                   Fees      12b-1 Fees    Expenses   Operating
                                                       Expenses
Class A           0.74%         0.25%       0.39%       1.38%
Class B           0.74%         1.00%       0.39%       2.13%
Class C           0.74%         1.00%       0.39%       2.13%
Class Y           0.74%         0.00%       0.39%       1.13%
+ Restated for the fiscal year ended 9/30/2000 to reflect current fees..


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The table below shows the total  expenses you would pay on a $10,000  investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration only. The example assumes a 5% average annual return and that you reinvest all of your distributions. Your actual costs may be higher or lower.

Example of Fund Expenses

                     Assuming Redemption              Assuming No
                       At End of Period                Redemption
             -------------------------------       -------------------
After:       Class A  Class B   Class C   Class Y  Class B   Class C

 1 year      $  609   $  716    $  416    $  115   $  216    $  216
 3 years     $  891   $  967    $  667    $  359   $  667    $  667
 5 years     $1,194   $1,344    $1,144    $  622   $1,144    $1,114
10 years     $2,054   $2,182    $2,462    $1,375   $2,182    $2,462



January 1, 2001                                                 556804   1/01